                                       Securities and Exchange Commission

                                             Washington, D.C. 20549

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                                                    FORM 8-K

                                                 CURRENT REPORT

                                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report (Date of earliest event reported): May 2, 2005

                                          The Phoenix Companies, Inc.

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                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                      06102 -5056
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       (Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
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                                                 NOT APPLICABLE

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                         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On May 2, 2005, The Phoenix Companies, Inc. ("Phoenix") announced in a news release that it has acquired from employees of Seneca Capital Management, LLC ("Seneca") the non-controlling minority membership interests in Seneca it did not already own, or 32% of the total outstanding membership interests, and that Gail
P. Seneca, Ph.D., Seneca's founder and chief executive officer, has expressed her intention to transition out of
Seneca by December 31, 2005. All existing arrangements with respect to the reissuance of the minority interests to Seneca employees were terminated, and the operating agreement of Seneca will be amended to reflect Seneca becoming a wholly-owned subsidiary of Phoenix. A copy of the news release was made available on our web site and is furnished as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         The following exhibit is furnished herewith:

         99.1 News Release of The Phoenix Companies, Inc. dated May 2, 2005, regarding the matter described in
Item 8.01.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

Date:  May 2, 2005                                   By:    /s/ Carole A. Masters
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                                                            Name:   Carole A. Masters
                                                            Title:  Vice President